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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of earliest event reported): April 11, 2000








                             VISION TWENTY-ONE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     FLORIDA                         0-22977                       59-3384581
 ---------------                  ------------               -------------------
 (State or other                  (Commission                  (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


         7360 BRYAN DAIRY ROAD
             LARGO, FLORIDA                                          33777
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, Including Area Code:  727-545-4300






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ITEM 5.  OTHER EVENTS.

         On April 11, 2000 Vision Twenty-One, Inc. (the "Company"), issued a press release commenting on the action seeking to enjoin the proposed transaction between the Company and OptiCare Health Systems, Inc. filed on April 11, 2000 by Block Buying Group LLC (the "Block Group"), an entity owned by Michael Block, the former president of the Company's Block Vision, Inc. subsidiary. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  See Exhibit Index attached hereto.




























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                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release filed with this Form 8-K and oral statements by directors or officers of the Company that are not based on historical fact constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934. The terms "Vision Twenty-One," "company," "we," "our" and "us" refer to Vision Twenty-One, Inc. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements appear in the press release, and include statements regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things; the consummation of the proposed merger transaction contemplated between the Company and OptiCare Health Systems, Inc. ("OptiCare"). You are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward looking statements as a result of various factors. The factors that might cause such differences include, among others, the following: (i) the inability of the proposed transaction to ultimately close; (ii) the inability of the conditions to the closing of the transaction to be satisfied or waived (including the resolution, to OptiCare's satisfaction of the issues surrounding the Block Group or OptiCare's waiver of such condition), including but not limited to obtaining the required consents and approvals of the shareholders of both companies; (iii) our inability to sell certain business units of the company; (iv) our inability to obtain cash from our credit facility and business divestitures to fund our ongoing operations; (v) the loss of or changes in key personnel, management or directors; (vi) our inability to close on agreements to unwind our practice management agreements; (vii) any unexpected increases in or additional charges related to the unwinding of our managed practices; (viii) the inability to maintain our managed care business; (ix) any adverse change in our managed care business; (x) changes in state and/or federal governmental regulations which could materially affect our ability to operate or materially affect our ability to consummate the proposed transaction with OptiCare; (xi) any adverse governmental or regulatory changes or actions, including any healthcare regulations and related enforcement actions; (xii) the inability to maintain or obtain required licensure in the states in which we operate; (xiii) our stock price and OptiCare's stock price; (xiv) additional litigation claims that may arise; and (xv) other factors including those identified in our filings from time-to-time with the SEC. The Company undertakes no obligation to publicly update or revise forward looking statements to reflect events or circumstances after the date of the press release and this Form 8-K or to reflect the occurrence of unanticipated events.










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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VISION TWENTY-ONE, INC.


                                        By: /s/ Theodore Gillette
                                            ---------------------------
                                                Theodore Gillette
                                        Its:    Chief Executive Officer


Dated: April 12, 2000




























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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER       EXHIBIT
-------      -------
99.1         Press Release dated April 11, 2000 commenting on the action seeking to enjoin the proposed transaction between the Company and OptiCare
             Health Systems, Inc. ("OptiCare") filed on April 11, 2000 by Block
             Buying Group LLC (the "Block Group"), an entity owned by Michael
             Block, the former president of the Company's Block Vision, Inc.
             subsidiary.

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